UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 03, 2024

Liquidity Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-51813	52-2209244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6931 Arlington Road Suite 460
Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 202 4676868

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LQDT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

On January 3, 2024, Liquidity Services, Inc. (the “Company”) issued a press release announcing the acquisition of all of the issued and outstanding equity securities of Sierra Auction Management, Inc. (“Sierra Auction”) and G&G Salvage and Liquidations, Inc., pursuant to a definitive agreement, dated as of December 1, 2023, by and among Liquidity Services Operations LLC, a wholly-owned subsidiary of the Company, on the one hand, and Makers, Inc. and the other parties thereto, on the other hand.

Sierra Auction is a full-service auction company specializing in the sale of vehicles, equipment and surplus assets for government agencies, commercial businesses, and charities. Established in 1986 in Phoenix, AZ, Sierra Auction is the sole auction outlet for seized and forfeited assets from several prominent state and county government agencies in Arizona. Additionally, Sierra has partnered with numerous charity organizations to auction donated vehicles. The transaction accelerates Liquidity Services’ penetration of the southwest US market for municipal government surplus and expands the size of Liquidity Services’ overall transportation and used equipment footprint. The purchase price of $13.5 million was paid in cash at the time of closing and will be subject to a customary working capital adjustment. Sierra Auction's financial results will be included within the Company’s GovDeals reportable segment. The impact on the Company’s consolidated financial results is expected to be accretive in the 2024 fiscal year but it is not expected to be material in the Company’s 2024 fiscal year.

A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Liquidity Services, Inc., announcing the acquisition of Sierra Auction Management, Inc. and G&G Salvage and Liquidations, Inc., dated as of January 3, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: January 3, 2024	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Chief Legal Officer and Corporate Secretary